PREPAID LAND LEASES - Annual Amortization Of Prepaid Land Leases (Details) $ in Thousands	Jun. 30, 2019 USD ($)
PREPAID LAND LEASES
2020	$ 400
2021	400
2022	400
2023	400
2024	400
Prepaid Land Lease Amortization Expense Net Total	$ 2,000